Exhibit 99.2

INVESTOR UPDATE September 13 , 2021 Nasdaq: HEPA

2 This presentation may contain forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 and Section 21 E of the Securities Exchange Act of 1934 . Such forward - looking statements are characterized by future or conditional verbs such as “may,” “will,” “expect,” “intend,” “anticipate,” believe,” “estimate” and “continue” or similar words . You should read statements that contain these words carefully because they discuss future expectations and plans, which contain projections of future results of operations or financial condition or state other forward - looking information . Such statements are only predictions and our actual results may differ materially from those anticipated in these forward - looking statements . We believe that it is important to communicate future expectations to investors . However, there may be events in the future that we are not able to accurately predict or control . Factors that may cause such differences include, but are not limited to, those discussed under Risk Factors in our periodic reports filed with the Securities and Exchange Commission, including the uncertainties associated with product development, the risk that products that appeared promising in early clinical trials do not demonstrate safety and efficacy in larger - scale clinical trials, the risk that we will not obtain approval to market our products, risks associated with delays, increased costs and funding shortages caused by the COVID - 19 pandemic ; the risks associated with dependence upon key personnel and the need for additional financing . We do not assume any obligation to update forward - looking statements as circumstances change . This presentation does not constitute an offer or invitation for the sale or purchase of securities or to engage in any other transaction with Hepion Pharmaceuticals or its affiliates . The information in this presentation is not targeted at the residents of any particular country or jurisdiction and is not intended for distribution to, or use by, any person in any jurisdiction or country where such distribution or use would be contrary to local law or regulation . Statements Forward - Looking

3 Executive Management Introduction to • Dr. Robert Foster, Chief Executive Officer • Dr. Todd Hobbs, Chief Medical Officer • Dr. Daren Ure , Chief Scientific Officer • Dr. Patrick Mayo, Senior Vice President, Clinical Pharmacology & Analytics • Mr. John Cavan , Chief Financial Officer

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HEPION PHARMACEUTICALS

The Need and Opportunity - NASH Drug Development

NASH is a Healthcare Crisis

- NASH leads to cirrhosis, liver cancer (HCC), end stage liver disease, and death
- Soon to be lead reason for liver transplantation
- Large cost to healthcare system

No drugs are approved for treating NASH

NAFLD
non-alcoholic fatty liver disease

- "Fatty liver" disease associated with obesity, diabetes, hypertension, etc.
- Approx. 25% of global population (up to 100 million in U.S.)

NASH
non-alcoholic steatohepatitis

- A more severe form of NAFLD, with inflammation and liver scarring (fibrosis)
- 1.5 – 6.5% globally (up to 17 million in U.S.)

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HEPION PHARMACEUTICALS

Multiple Therapeutic Actions
Through Cyclophilin Inhibition

CRV431

Non-immunosuppressive analog of cyclosporine A

Pan-Cyclophilin Inhibitor ($K_i \approx 1$ nM)



Cyclophilin A

(cytosol and secreted)

Secreted from injured cells and acts as proinflammatory cytokine by binding to CD147

Cyclophilin B

(endoplasmic reticulum)

Promotes fibrotic scarring by controlling collagen production

Cyclophilin D

(mitochondria)

Regulates mitochondrial metabolism

Promotes mitochondrial pore opening leading to mitochondrial and necrotic cell death


CD147 pro-inflammatory receptors
Cyp A
INFLAMMATION
Procollagen
Cyp B
FIBROTIC SCARRING
Mitochondrial pores (mPT)
Cyp D
NECROTIC CELL DEATH

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7

PHASE 2a AMBITION Study

NASH Subjects - Safety, Tolerability, and Pharmacokinetics

AMBITION: A Phase 2a, Multi-center, Single-Blind, Placebo-Controlled, Proof of Concept Study to Evaluate the Safety & Tolerability of CRV431 Dosed Once Daily in NASH Induced F2 & F3 Subjects



Placebo (n=6)
Off-treatment
CRV431 75 mg (n=12)
Off-treatment
F2/F3 NASH Patients (N=43)
CRV431 225 mg (n=17)
Off-treatment
Placebo (n=8)
Off-treatment
Day 1 Randomization*
Fasted Oral Dosing
Day 28 End of treatment
Day 29
Day 42 End of trial
SAFETY TOLERABILITY PHARMACOKINETICS
FIBROSCAN BIOMARKERS

*Randomized assignment 2:1 CRV431.

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9 Baseline Demographics Phase 2a: AMBITION Study CRV431 75 mg (n = 12) CRV431 225 mg (n = 17)* Pooled Placebo (n = 14) Age (years) Mean (SD) 61.9 (8.0) 54.0 (13.3) 61.1 (12.0) Range 48 - 72 27 - 71 27 - 72 Gender Male n (%) 7 (58.3) 7 (41.2) 9 (64.3) Female n (%) 5 (41.7) 10 (58.8) 5 (35.7) Race White n (%) 11 (91.7) 17 (100) 13 (92.9) Hispanic n (%) 1 (8.3) 1 (7.1) 2 (4.7) BMI ( kg/m 2 ) Mean (SD) 35.0 (8.0) 37.7 (6.4) 38.9 (8.8) Range 25 - 53 28 - 53 29 - 57 *1 - Covid Patient

Primary Endpoint: Safety – No Serious Adverse Events
Well Tolerated

Dose	AE Term	Severity	Outcome	Relation to Study Drug
Placebo	Body Aches	Moderate	Ongoing	Possible
75 mg	Sensation of Heart Beating Strongly	Moderate	Resolved	Probable
75 mg	Constipation	Mild	Resolved	Probable
225 mg	Diarrhea	Mild	Resolved	Probable
225 mg	Constipation	Severe	Resolved	Probable
225 mg	Fatigue	Mild	Resolved	Probable
225 mg	Lips Tingling	Mild	Resolved	Probable
225 mg	Constipation	Mild	Ongoing	Probable
225 mg	Increased Weight	Mild	Ongoing	Probable
225 mg	Headache	Mild	Ongoing	Probable
225 mg	Diarrhea	Mild	Ongoing	Probable

Note: all events we categorized as not serious.

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11 Adequate Exposures Anticipated for Efficacy Primary Endpoint: Pharmacokinetics –

IMPORTANCE OF BASELINE ALT & PRO - C3 1. NASH subjects may have advanced disease (F3 or higher), but have ‘NORMAL’ ALT or Pro - C3 2. Elevation of ALT suggests active inflammation in the liver 3. Elevation of ProC3 suggests active formation of collagen 4. Elevated baseline biomarkers suggest ACTIVE disease compared to CHRONIC disease 5. For evaluation of pharmacodynamic effect, it is preferable to have ACTIVE disease Verma, Siddharth, et al. "Predictive value of ALT levels for non - alcoholic steatohepatitis (NASH) and advanced fibrosis in non - alcoholic fatty liver disease (NAFLD)." Liver International 33.9 (2013): 1398 - 1405.

13 ALT, Area Under the Curve (AUC) p = 0.0493 ANOVA % Change From Baseline Dose Placebo 75 mg 225 mg Mean ± SD - 6.1 ± 13.3 - 18.4 ± 25.8 - 21.1 ± 21.0 Median (Range) - 5.2 ( - 23.8 – 13.8) - 15.9 ( - 58.3 – 17.2) - 20.0 ( - 81.5 – 11.1) N (%) Reduction ALT 7/14 (50%) 8/12 (67%) 13/15 (87%) AUC of ALT (IU*D/L) 1465.1 ± 810.9 1190.5 ± 712.1 859.9 ± 387.0* *p < 0.05 versus placebo

PK-PD Model Successfully Predicts ALT


PK
PD
Absorption
Ka (h-1)
Volume (L)
Elimination
(k h-1)
Inhibitory
Imax Model
-Baseline
(ALT)
IC50:Half-
Maximal
Inhibition


Observed vs Predicted: ALT

- Assess patient characteristics (COVARIATES) that help refine prediction of both PK and PD
- Final Covariate Model: ↑Cholesterol ~ ↓Absorption
  ↑Baseline AST ~ ↑Effect
  ↑Lean Body Weight ~ ↓ IC50
- Confirms Concentration-Effect for ALT
- Allows simulations for Phase 2b and Phase 3

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15 ALT Responder Analysis By Flexible Discriminate Analysis: Misclassification Error = 0.04255 ALT Non - Responder Responder Unknown Age 61.6 57.2 60.6 BMI 40.2 36.1 36.1 Sex > Male > Female 2.0 Day 1, 2h 284.2 596.5 264.8 Day 14, 0h 483.4 882.5 667.9 Day 28, 0h 557.9 1040.7 706.0 Day 28, 2h 724.0 1243.0 870.1 BASO 0.0677 0.0741 0.0540 CPK 128.8 100.0 114.4 CREAT 0.700 0.683 0.700 GLUCOSE 117.3 134.8 109.4 PLT 228.5 235.7 237.8 TRIGs 164.5 174.6 169.0 WBC 7.2 7.6 6.5 CHOL 160.5 176.5 188.2 AST 42.8 50.4 75.6 ALT 51.8 59.8 79.6 A1C 6.7 6.9 6.5 DX_Y = Day X, Y - Hour CRV431 Concentration

16 FDA:ALT Responder Analysis 1 = non - responder 2 = responder 3 = no baseline

17 Note stratification by Baseline Example: Resmetirom Harrison, Stephen A., et al . Lancet 2019; published online Nov 11. http:// dx.doi.org /10.1016/S0140 - 6736(19)32517 - 6. Note stratification by Baseline

18 Released N - terminal Pro - Peptide of Type III Collagen Pro - C3: Collagen Formation ProC3 indicates ACTIVE FIBROSIS and pharmacodynamic modulation Source: HEPA:CRV431 - 201: Phase2A Trial on NASH FUNCTION: ACTIVE FIBROSIS

19 Volume (L) Absorption Ka (h - 1 ) • No Covariates were required to predict both PK and PD. • Final Covariate Model: PK 1 - Compartment PD: Inhibitory Imax Model with Baseline Pro - C3 • Quantitative Concentration - Effect for Pro - C3 • Allows simulation of Phase 2b and Phase 3 trials PK PD Observed vs Predicted: Pro - C3 PK - PD Model Successfully Predicts Pro - C3 Elimination (k h - 1 ) Inhibitory Imax Model - Baseline (Pro - C3) IC50:Half - Maximal Inhibition

20 Pro - C3 Responder Analysis By Mixture Discriminate Analysis: Misclassification Error = 0.02128 Pro - C3 Non - Responder Responder Sex >Male >Female Age 60.4 55.4 BMI 36.3 39.1 CHOL 177.9 163.5 TRIGs 181.0 150.1 AST 45.6 62.5 ALT 55.3 69.0 PLT 239.8 221.3 Day 1, 2h 449.8 528.2 Day 14, 0h 732.3 785.5 Day 28, 0h 828.1 964.2 Day 28, 2h 1012.8 1160.0 BASO 0.0697 0.0713 WBC 7.6 7.1 GLUCOSE 128.3 124.9 A1C 6.9 6.5 CPK 105.5 118.1 CREAT 0.666 0.740 DX_Y = Day X, Y - Hour CRV431 Concentration

21 PRO - C3 CRV431 Responder Analysis 1=Non - Responder 2=Responder 1 = non - responder 2 = responder

AI - POWR TM (n=6 out of 12 total subjects) • Assessed patient demographics and baseline labs • AST/ALT, C6M, TIMPs, MMP Responders • CRV431 concentration > 800 ng / mL Potential Genomic Biomarke r Responder Panel • 12/12 Active Subjects AI - machine learning has selected responders The AI is still training to decrease heterogeneity and predict a priori who will respond to CRV431 22 Standard Differentially Expressed Genes - DESEq2 Phase 2a: Transcriptomics & AI

Clinical Collagen-Related Gene Regulatory Network

Consistent antifibrotic effects observed in all preclinical and clinical models


MMP 23B
A1BG
SDC2
COCH
FBN2
SERP INB8
ACHE
EMID1
F5
LOXL1
N1D1
BCHE
COL9A2
ICAM1
F13A1
HTRA1
PXDN
MMP8
ORM1
VCAN
COL4A3
EMILIN2
LAMC1
USH2A
FBN1
FN1
LAMB2
HGF
CLEC3B
LAMB1
MMRN1
COL3A1
PKLR
HRNR
NID2
LAMA5
COL 26A1
COLQ
COL6A6
PKM
ADAM9
CLUL1
IL2RA
EGFL7
LTBP1
HSPG2
TIMP2
C1QB
ADAM 19
MXRA7
PLSCR1
CLU
PLSCR4
BCAM
TMEM256-PLSCR3
PCSK6

- collagen-containing extracellular matrix
- collagen binding
- collagen type IV trimer
- collagen type IX trimer
- collagen fibril organization
- collagen catabolic process

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24 Phase 2a Study Conclusions • Phase 2a study provided safety and exposure data in NASH subjects • Phase 2a study demonstrated signals of efficacy (inflammation and fibrosis) within 4 weeks • Phase 2a study provided post - hoc responder analysis data to further train AI - POWR for a priori responder analysis • Data from the Phase 2a was utilized to add a 150 mg dose cohort for the Phase 2b protocol and to adjust inclusion criteria (Pro - C3 > 14 ng/mL).

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Phase 2b ASCEND-NASH

Primary Objective: Evaluate the efficacy and safety of once-daily 75mg, 150 mg, and 225 mg doses of CRV431 compared to placebo in subjects with biopsy proven NASH and stage 2 liver fibrosis (F2) / stage 3 liver fibrosis (F3)


F2/F3 NASH Patients (N=336)
RANDOMIZED 1:1:1:1
CRV431 75 mg qd (n=84)
CRV431 150 mg qd (n=84)
CRV431 225 mg qd (n=84)
Placebo (n=84)
Off-treatment follow-up
Day 1
Interim Analysis
Interim Analysis
12 Months End of treatment
13 Months End of trial
AI-POWR™
identification of biomarkers of CRV431 response
Data to inform phase 3 trial patient selection and biomarkers for analysis.

- Targeted 12–14-month recruitment period will include 86 US sites and 39 ex-US sites (Canada, France, UK, Spain, Germany, Italy, Belgium, Australia)
- Up to 20 additional F4 subjects discovered during screening will be enrolled in an open label cohort dosed with 225mg CRV431
- Power = 90% to distinguish each dose level

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27 Primary Efficacy Endpoint: Superiority of CRV431 (75mg, 150 mg, 225 mg) compared to placebo on liver histology at month 12 relative to the screening biopsy, by assessing the proportion of subjects with improvement in fibrosis by at least 1 stage (NASH CRN system) OR NASH resolution without worsening of fibrosis Secondary Efficacy Endpoints: Superiority of CRV431 (75mg, 150 mg, 225 mg) compared to placebo on histology at month 12 relative to screening by assessing: • Proportion of subjects with improvement in fibrosis by at least 1 stage (NASH CRN system), regardless of effect on NASH • Proportion of subjects with improvement in fibrosis by at least 2 stages (NASH CRN system), regardless of effect on NASH • Proportion of subjects with improvement in fibrosis by at least 2 stages (NASH CRN system) AND no worsening of NASH. By at least 1 stage regardless of the effect on NASH Endpoints

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29 Financial Position as of June 30, 2021 Cash - $110.1 MM Working Capital - $106.6 MM No Debt Common Shares Outstanding - 76,225,245

30

31 • CRV431, once - daily oral, multi - modal • Cyclophilin inhibition allows for several benefits, including anti - fibrotic, anti - inflammatory, cytoprotective • Phase 2a NASH trial completed with success • Safe, well - tolerated, PK defined • Efficacy signals in only 4 weeks • Phase 2b activities initiated • Hepion’s Proprietary Artificial Intelligence Platform (AI - POWR Ρ ) • Core scientific team with >100 years collective cyclophilin expertise • Core scientific team discovered and developed voclosporin (currently marketed) • Robust IP $ 110.1 M as of 6/30/21 CASH TWO VALUE DRIVERS A Therapy for NASH with indications for several other conditions AI - Driven, Bioinformatic Platform Summary 31 76.2 M common shares outstanding